UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

PACIFIC OFFICE PROPERTIES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-09900	86-0602478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10188 Telesis Court, Suite 222 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 882-9500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 2, 2011, Pacific Office Properties Trust/3800 N. Central, LLC, Pacific Office Properties Trust/3838 N. Central, LLC and Pacific Office Properties Trust/4000 N. Central, LLC (the “Owners”), each a Delaware limited liability company and wholly-owned subsidiary of Pacific Office Properties, L.P., a Delaware limited partnership (the “Operating Partnership”) of which Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”) is the sole general partner, entered into a Contribution Agreement with AGR VII CS Member, L.L.C. and AGR VIII (A) CS Member, L.L.C., each a Delaware limited liability company controlled by Angelo Gordon & Co. (“Angelo Gordon”).  Pursuant to the Contribution Agreement, the Owners agreed to contribute the City Square property, comprising 742,304 rentable square feet in three office buildings located at 3800, 3838 and 4000 North Central Avenue in Phoenix, Arizona, in exchange for an interest in a new joint venture with Angelo Gordon.  In connection with these transactions, the joint venture has satisfied in full the mezzanine loan and assumed the senior loan encumbering the City Square property, each of which had matured.  The joint venture also extended the maturity date of the senior loan to June 15, 2011.

Angelo Gordon is the sole managing member of the joint venture.  Pacific Office Management, Inc., a Delaware corporation and wholly-owned subsidiary of the Operating Partnership, will serve as property manager of the City Square property.  Our investment in this joint venture will be accounted for under the equity method of accounting because we will exercise significant influence over, but will not control, the joint venture.

Affiliates of Angelo Gordon are currently co-investors in two of the Company’s other joint venture properties.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the Contribution Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 2, 2011, the Operating Partnership completed the contribution of its City Square Property to a newly-formed joint venture with Angelo Gordon pursuant to the Contribution Agreement.  The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
2.1
Contribution Agreement, dated as of May 2, 2011, among Pacific Office Properties Trust/3800 N. Central, LLC, Pacific Office Properties Trust/3838 N. Central, LLC, Pacific Office Properties Trust/4000 N. Central, LLC, POP City Square, LLC, AGR VII CS Member, L.L.C., AGR VIII (A) CS Member, L.L.C. and AG-POP CS Parent, L.L.C. (excluding exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

Dated: May 6, 2011	By:	/s/ Michael C. Burer
Michael C. Burer
Chief Financial Officer